                                                                    EXHIBIT 8(m)


                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                Effective Date
----                                                --------------

Schwab International Index Fund                     July 21, 1993

Schwab Small-Cap Index Fund                         October 14, 1993

Schwab Asset Director-High Growth Fund              September 25, 1995

Schwab Asset Director-Balanced Growth Fund          September 25, 1995

Schwab Asset Director-Conservative Growth Fund      September 25, 1995

Schwab S&P 500 Fund - Investor Shares               February 28, 1996

Schwab S&P 500 Fund -e.Shares                       February 28, 1996

Schwab Analytics Fund                               May 21, 1996

Schwab OneSource Portfolios-International           September 2, 1996

Schwab OneSource Portfolios-Growth Allocation       October 13, 1996

Schwab OneSource Portfolios-Balanced Allocation     October 13, 1996

Schwab OneSource Portfolios-Small Company           August 3, 1997

Schwab Asset Director-Aggressive Growth Fund        April __, 1998


                                    SCHWAB CAPITAL TRUST

                                    By:      ___________________
                                    Name:    William J. Klipp
                                    Title:   Executive Vice President
                                             and Chief Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:      ___________________
                                    Name:    Colleen M. Hummer
                                    Title:   Senior Vice President

                                                                    EXHIBIT 8(m)


                           FORM OF AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:


Fund                                    Fee
----                                    ---

Schwab International Index Fund         Twenty one-hundredths of one percent
                                        (.20%) of the Fund's average daily net
                                        assets

Schwab Small-Cap Index Fund             Twenty one-hundredths of one percent
                                        (.20%) of the Fund's average daily net
                                        assets

Schwab Asset Director-High Growth       Twenty one-hundredths of one percent
Fund                                    (.20%) of the Fund's average daily net
                                        assets

Schwab Asset Director-Balanced          Twenty one-hundredths of one percent
Growth Fund                             (.20%) of the Fund's average daily net
                                        assets

Schwab Asset Director-Conservative      Twenty one-hundredths of one percent
Growth Fund                             (.20%) of the Fund's average daily net
                                        assets

Schwab S&P 500 Fund -Investor Shares    Twenty one-hundredths of one percent
                                        (.20%) of the class' average daily net
                                        assets

Schwab S&P 500 Fund - e.Shares          Five one-hundredths of one percent
                                        (0.05%) of the class' average daily

Fund                                    Fee
----                                    ---

                                        net assets

Schwab Analytics Fund                   Twenty one-hundredths of one percent
                                        (.20%) of the Fund's average daily net
                                        assets.

Schwab OneSource                        Twenty one-hundredths of one percent
Portfolios-International                (.20%) of the Fund's average daily net
                                        assets.

Schwab OneSource Portfolios-Growth      Twenty one-hundredths of one percent
Allocation                              (.20%) of the Fund's average daily net
                                        assets.

Schwab OneSource                        Twenty one-hundredths of one percent
Portfolios-Balanced                     (.20%) of the Fund's average daily net
Allocation                              assets.

Schwab OneSource Portfolios-Small       Twenty one-hundredths of one percent
Company                                 (.20%) of the Fund's average daily net
                                        assets.
Schwab Asset Director-Aggressive
Growth Fund

                                    SCHWAB CAPITAL TRUST

                                    By:      ___________________
                                    Name:    William J. Klipp
                                    Title:   Executive Vice President
                                             and Chief Operating Officer

                                    CHARLES SCHWAB & CO., INC.


                                    By:      ___________________
                                    Name:    Colleen M. Hummer
                                    Title:   Senior Vice President